SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                       STERLING CONSTRUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                     0-19450               25-1655321
  (State or other jurisdiction of  (Commission file number)    (IRS Employer
           Incorporation)                                   Identification No.)

           2751 Centerville Road Suite 3131
                 Wilmington, Delaware                             19803
       (Address of principal executive offices)                (Zip code)

                                 (817) 416-0717
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

On May 13, 2004 Sterling Construction Company, Inc. issued a press release announcing results for its first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 2004                       STERLING CONSTRUCTION COMPANY, INC.

                                            By:   /s/  Maarten D. Hemsley
                                                  -----------------------
                                                     Maarten D. Hemsley
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

99.1 STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES RESULTS OF OPERATIONS FOR ITS FIRST QUARTER